Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT

In connection the Quarterly Report on Form 10Q of Heritage Insurance Holdings, Inc. for the quarter ended September 30, 2018, as filed with the Securities and Exchange Commission (the “Report”), I, Kirk Lusk, the Chief Financial Officer (Principal Financial and Accounting Officer) of Heritage Insurance Holdings, Inc. hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Heritage Insurance Holdings, Inc.

Date: November 6, 2018

By:	/s/ KIRK LUSK
Kirk Lusk
Chief Financial Officer
(Principal Financial and Accounting Officer)